Exhibit 99.1

TradeStation Group To Become Public Company Through Business Combination

With Quantum FinTech

●	Transaction aims to propel brand awareness of TradeStation’s online multi-asset trading platform and product offerings as a self-clearing online broker for the equities, options, futures and cryptocurrency self-directed investor markets

●	$1.43 billion implied pro forma enterprise value at closing

●	Fully committed $115 million PIPE investment by strategic and institutional investors led by Monex Group, Inc. and Galaxy Digital LP, $50 million each, and including XBTO Ventures, LLC and Appian Way Asset Management

●	Significant sponsor and shareholder alignment, with 48% of sponsor-held shares to be converted to unvested performance-based earn-out shares or forfeited, and remaining sponsor-held shares subject to lock-up for up to one year

●	750,000 additional shares of common stock will be issued for no additional consideration pro rata to Quantum FinTech public shareholders that do not redeem

●	TradeStation’s parent, Monex, 100% owner today, to retain all of its equity in TradeStation, and estimated to own approximately 80% of company at closing – Monex’s shares in TradeStation will be subject to lock-ups, some up to three years

PLANTATION, FL, November 4, 2021 – TradeStation Group, Inc. (“TradeStation”) and Quantum FinTech Acquisition Corporation (NYSE: QFTA), a special purpose acquisition company (“Quantum FinTech”), announced today that they have executed a definitive business combination agreement through which TradeStation will become a publicly traded, NYSE-listed company under the ticker symbol “TRDE.” The transaction is expected to close in the first half of 2022. Net proceeds from the transaction are intended to be used to help fund the company’s plans to accelerate account and revenue growth through substantially increased brand-awareness and performance-based marketing spend, as well as increased product development and IT headcount for completion of certain new product feature initiatives, and to add liquidity to support an anticipated larger customer base.

TradeStation’s management team, including John Bartleman, President, Chief Executive Officer and member of TradeStation’s Board of Directors, will continue to lead the company following completion of the transaction.

“This transaction is an exciting new chapter in the ongoing story of TradeStation as an innovator that supports traders and investors seeking to claim their financial edge,” Mr. Bartleman said. “In recent years our appeal has grown from seasoned active traders to include a new generation of traders and investors who are drawn to TradeStation’s powerful analytics and order-entry tools to help them identify opportunities, plot and test trading strategies and execute those strategies on a trusted, reliable and versatile platform. Throughout TradeStation’s history, we have grown by providing our clients with a multi-asset trading platform, innovative new products and rich educational content that builds confidence among seasoned and first-time investors alike.”

“There are numerous reasons why TradeStation is, in our judgment, the most attractive company we looked at in the fintech/financial services sector, and we looked at quite a few,” said John Schaible, Chairman and CEO of Quantum FinTech. “TradeStation owns its core trading platform technology, and it executes and clears its customer trades across all of the major asset classes it offers. This high level of control over both its technology and operations gives TradeStation valuable agility and flexibility in how it runs and grows its business, as well as the ability to scale efficiently. And, just as important, TradeStation has a seasoned and talented management team that is public-company ready and devotes significant focus and assigns a high priority to risk management, compliance, and financial and internal controls, which we deem an essential foundation for success, particularly when seeking to achieve accelerated account and revenue growth in a highly regulated environment.”

Self-directed traders and investors are drawn to TradeStation’s trusted, reliable and versatile platform for equities, options and futures, as well as for cryptocurrencies, which is enhanced by a deep and growing learning environment designed to build confidence among those new to investing and to hone the skills of seasoned traders. TradeStation’s technology is accessible on desktop, Web, mobile and via application programming interface (“API”) technology. TradeStation’s API technology creates opportunities for TradeStation brokerage customers to access TradeStation’s order execution, data and other brokerage services from third-party fintech platforms on which those customers have become comfortable, which creates another avenue for account growth. More than 70 third-party platforms have been connected to TradeStation’s brokerage environment through the TradeStation API.

TradeStation can, however, do more with its API technology than connect to third-party fintech investment analysis platforms. TradeStation’s API technology may also be used by other brokers, as well as by cryptocurrency exchanges, to make available to their customers TradeStation’s robust execution and clearing services across multiple asset classes. And there are other areas of opportunity with the TradeStation API, such as exposing and providing access to TradeStation’s online brokerage environment on other types of financial sites like wealth management platforms, neo-banks and payment service platforms.

Assuming no redemptions of any public shares of Quantum FinTech, the transaction will provide approximately $316 million of cash prior to payment of expenses, consisting of the contribution of approximately $201 million of cash held in Quantum FinTech’s trust account, and $115 million of additional capital through a private placement of common stock by Quantum FinTech (“PIPE”). The PIPE includes, as co-anchor investments, $50 million from Monex and $50 million from Galaxy Digital LP, which is affiliated with Galaxy Digital Holdings Ltd. (“Galaxy Digital”), one of the world’s leading technology-driven financial services and investment management firms that provides institutions and direct clients with a full suite of financial solutions spanning the digital assets ecosystem.

“TradeStation provides one of the most comprehensive cross-asset platforms purpose-built to serve and educate the increasingly sophisticated self-directed investor,” said Chris Ferraro, Co-President & CIO at Galaxy Digital. “As cryptocurrencies and digital assets become more ubiquitous in the average investor’s portfolio, Galaxy looks to partner with trusted and differentiated platforms like TradeStation, who we expect to rapidly grow its share of wallet in the market.”

Transaction Overview

The transaction values the combined company at an implied pro forma enterprise value of approximately $1.43 billion. The transaction has been approved by the boards of directors of both TradeStation and Quantum FinTech, as well as by Monex, TradeStation’s sole shareholder. The transaction is expected to close in the first half of 2022, subject to the satisfaction of customary closing conditions, including the approval of Quantum Fintech’s shareholders.

At closing, 48% of the shares held by Quantum Fintech’s sponsors will convert to unvested performance-based earn-out shares (798,894 shares) or be forfeited (1,610,554 shares).

The structure of the business combination involves a merger between a newly-formed subsidiary of TradeStation and Quantum FinTech, with Quantum FinTech surviving the merger and becoming a wholly-owned subsidiary of TradeStation. Quantum FinTech’s shareholders, including the PIPE investors, will receive shares in TradeStation in exchange for their Quantum FinTech shares. Each Quantum FinTech share held by the PIPE investors and the sponsors of Quantum FinTech will be exchanged for one common share of TradeStation. However, each holder of a Quantum FinTech public share that has elected not to redeem will receive more than one common share of TradeStation based on an exchange ratio formula supported by the issuance of an additional 750,000 shares of TradeStation common stock. More specifically, the holders of Quantum FinTech public shares will receive in exchange for each share they have elected not to redeem a number of shares of TradeStation common stock equal to (1) the sum of the total number of non-redeemed Quantum FinTech public shares and 750,000, divided by (2) the total number of non-redeemed Quantum FinTech public shares. Under this formula, if zero shares are redeemed each Quantum Fintech public share will be exchanged for 1.037 shares of TradeStation common stock and, as another example, if 90% of the Quantum public shares are redeemed each Quantum FinTech public share will be exchanged for 1.373 shares of TradeStation common stock.

Upon closing of the merger, each issued and outstanding Quantum FinTech warrant will become a warrant to receive the number of shares of TradeStation common stock that the warrant holder would have received if the holder had exercised such warrant immediately prior to the Transaction.

Assuming no redemptions of Quantum FinTech public shares, Monex will own approximately 80% of TradeStation at closing. All of Monex’s shares in TradeStation, excluding only the shares it will acquire in the PIPE, are subject to lockups: one-third until the earlier of the first anniversary of the closing and TradeStation achieving a $12.50 per share sustained stock price, one-third until the earlier of the second anniversary of closing and TradeStation achieving a $15.00 per share sustained stock price, and one-third until the earlier of the third anniversary of closing and TradeStation achieving a $17.50 per share sustained stock price. For purposes of the lock-ups, a sustained stock price means achieving the specified price per share or higher, on a last reported sale price basis, for 20 out of any 30 consecutive trading days. The lock-ups are subject to customary permitted transferee exceptions.

Each PIPE investor, other than Monex, that invests at least $5.0 million will receive additional shares of TradeStation common stock, for no additional consideration, equal to 10% of the shares it has committed to purchase at $10.00 per share. Additionally, all PIPE investors, other than Monex, will be entitled to receive for no additional consideration additional shares of TradeStation common stock if the volume weighted average price of TradeStation common stock is less than $10.00 per share during an agreed upon measurement period. This volume weighted average price for the measurement period (the “Adjustment Period VWAP”) will be the lower of the average of the volume weighted average price per share of TradeStation common stock for (1) the successive 60-trading-day period that begins on the effectiveness date of the resale shelf registration statement for the PIPE investors’ TradeStation shares and (2) the 10-day trading period which ends on the 60th trading day of such period, subject to a floor of $6.50. The additional number of shares will equal the number of shares purchased by the PIPE investors (other than Monex) multiplied by a fraction, the numerator of which is the difference between $10.00 and the Adjustment Period VWAP and the denominator of which is the Adjustment Period VWAP.

Following the closing of the transaction, Monex will receive earn-out consideration equal to approximately 34.1 million shares and the sponsors of Quantum FinTech will receive earn-out consideration equal to 798,894 shares, in each case upon the following “triggering events”:

•	prior to the 5th anniversary of the closing, if TradeStation achieves a $12.50 per sustained share stock price, 50% of the earn-out consideration is payable.

•	prior to the 5th anniversary of the closing, if TradeStation achieves a $15.00 per share sustained stock price, the remaining 50% of the earn-out consideration is payable.

•	prior to the 5th anniversary of the closing, if a change of control transaction occurs where the price paid is equal to or in excess of the applicable hurdle price, the applicable percentage of the earn-out consideration is payable.

For purposes of the earn-out, a sustained stock price means achieving the specified price per share or higher, on a volume weighted average price basis, for 20 out of any 30 consecutive trading days.

Additional information about the proposed transaction, including a copy of the business combination agreement and the investor presentation used for the PIPE, will be provided in a Current Report on Form 8-K to be filed by Quantum FinTech with the Securities and Exchange Commission (“SEC”), available at www.sec.gov.

Investor Presentation Webcast

An investor presentation webcast regarding the transaction, hosted by the management of TradeStation and Quantum FinTech, will be posted on TradeStation’s website at about.tradestation.com and on Quantum FinTech’s website at www.qftacorp.com/investor-relations on November 4, 2021.

Advisors

Simpson Thacher & Bartlett LLP is acting as legal advisor and BofA Securities is acting as sole financial advisor and capital markets advisor to TradeStation. Winston & Strawn LLP is acting as legal advisor and Piper Sandler & Co. is acting as financial advisor to Quantum FinTech. Piper Sandler is also acting as lead placement agent on the PIPE, and Latham & Watkins LLP is acting as placement agent counsel.

About TradeStation Group, Inc.

TradeStation has, for decades, been a fintech pioneer in its support of self-directed traders and investors in their journeys to claim their financial edge. TradeStation provides award-winning trading and analysis platforms and self-clearing online brokerage services for stocks, ETFs, equity and index options, commodity and financial futures, futures options, and cryptocurrencies. These trading platforms are accessible on desktop, Web and mobile, as well as via API technologies which seamlessly provide access to TradeStation’s brokerage environment through third-party platforms. TradeStation’s offerings also include a deep and growing learning content designed to build confidence among those new to investing and hone the skills of seasoned traders.

TradeStation Securities, Inc. (Member NYSE, FINRA, SIPC, NSCC, DTC, OCC, NFA & CME) offers self-clearing equities, options, futures and futures options brokerage services as a licensed securities broker-dealer and futures commission merchant (FCM), and a member of major equities and futures exchanges in the United States. TradeStation Crypto, Inc. offers self-clearing cryptocurrency brokerage services under federal and state money services business, money-transmitter and similar registrations and licenses.

About Quantum Fintech

Quantum FinTech Acquisition Corporation is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, that was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses, with a principal focus on identifying high-growth financial services and fintech businesses as targets.

Additional Information

In connection with the proposed business combination between TradeStation and Quantum FinTech, TradeStation intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC that will include a proxy statement/prospectus relating to the offer of the securities to be issued to Quantum FinTech stockholders, and Quantum FinTech intends to file a preliminary prospectus with the SEC to be used at the meeting of Quantum FinTech stockholders to approve the proposed business combination. Investors, security holders and other interested persons are advised to read, when available, the Registration Statement and proxy statement/prospectus and any amendments thereto, and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about TradeStation, Quantum FinTech and the proposed business combination. The definitive proxy statement/prospectus will be mailed to stockholders of Quantum FinTech as of a record date to be established for voting on the proposed business combination. Investors, security holders and other interested persons will also be able to obtain copies of the Registration Statement and other documents containing important information about the business combination and the parties to the business combination once such documents are filed with the SEC, without charge, at the SEC’s website at www.sec.gov, or by directing a request to: Quantum FinTech Acquisition Corp., 4221 W. Boy Scout Blvd., Suite 300, Tampa, FL 33607, Attention: Investor Relations or by email at IR@qftacorp.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that reflect TradeStation and Quantum FinTech’s current views with respect to, among other things, the future operations and financial performance of TradeStation, Quantum FinTech and the combined company. Forward-looking statements in this communication may be identified by the use of words such as “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “foreseeable,” “future,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “trends,” “will,” “would” and similar terms and phrases. Forward-looking statements contained in this communication include, but are not limited to, statements as to (i) the consummation of the transaction, (ii) the use of proceeds from the transaction and (iii) TradeStation and Quantum FinTech’s expectations as to various operational results and market conditions.

The forward-looking statements contained in this communication are based on the current expectations of TradeStation, Quantum FinTech and their respective management and are subject to risks and uncertainties. No assurance can be given that future developments affecting TradeStation, Quantum FinTech or the combined company will be those that are anticipated. Actual results may differ materially from current expectations due to changes in global, regional or local economic, business, competitive, market, regulatory and other factors, many of which are beyond the control of TradeStation and Quantum FinTech. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Factors that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them.

Such factors include, but are not limited to: the risk that the transaction may not be completed in a timely manner or at all; the failure to obtain requisite approval for the transaction or meet other closing conditions; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement in respect of the transaction; failure to achieve sufficient cash available (taking into account all available financing sources) following any redemptions of Quantum FinTech’s public shareholders; failure to obtain the requisite approval of Quantum FinTech’s shareholders; failure to meet relevant listing standards in connection with the consummation of the transaction; the effect of the announcement or pendency of the transaction on TradeStation’s business; risks that the proposed transaction disrupts current plans and operations of TradeStation; failure to recognize the anticipated benefits of the transaction, which may be affected by, among other things, competition, the ability of the combined entity to maintain relationships with customers and suppliers and strategic alliance third parties, and to retain its management and key employees; potential litigation relating to the proposed transaction; changes to the proposed structure of the transaction that may be required or appropriate as a result of the announcement and execution of the transaction; unexpected costs and expenses related to the transaction; estimates of TradeStation and the combined company’s financial performance being materially incorrect predictions; changes in general economic or political conditions; changes in the markets that TradeStation targets or the combined company will target; slowdowns in securities or cryptocurrency trading or shifting demand for securities or cryptocurrency trading products; the impact of the ongoing COVID-19 pandemic; the evolving digital asset market, including the regulation thereof; possible regulations that further limit, or eliminate, the ability of TradeStation to accept payment for order flow or similar rebates; any change in laws applicable to Quantum FinTech or TradeStation or any regulatory or judicial interpretation thereof; and other factors, risks and uncertainties, including those under the heading “Risk Factors” in the investor presentation that is part of the Form 8-K to be filed today by Quantum FinTech, as well as those to be included under the heading “Risk Factors” in the proxy statement/prospectus to be later filed with the SEC, and those included under the heading “Risk Factors” in Quantum FinTech’s final prospectus relating to its initial public offering in February 2021 and its other filings with the SEC. TradeStation and Quantum FinTech caution that the foregoing list of factors is not exhaustive. Any forward-looking statement made in this communication speaks only as of the date of this communication. Plans, intentions or expectations disclosed in forward-looking statements may not be achieved and the recipient of this communication should not place undue reliance on such forward-looking statements. Neither TradeStation nor Quantum FinTech undertake any obligation to update, revise or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Any forward-looking statement made in this communication speaks only as of the date hereof. Plans, intentions or expectations disclosed in forward-looking statements may not be achieved and no one should place undue reliance on such forward-looking statements. Neither TradeStation nor Quantum FinTech undertake any obligation to update, revise or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Participants in the Solicitation

Quantum FinTech and TradeStation and their respective directors, executive officers and certain investors may be considered participants in the solicitation of proxies with respect to the proposed business combination described in this communication under the rules of the SEC. Information about the directors and executive officers of Quantum FinTech and their ownership is set forth in Quantum FinTech’s filings with the SEC, including its final prospectus relating to its initial public offering in February 2021. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Quantum FinTech shareholders in connection with the proposed business combination, including TradeStation’s directors and executive officers and certain investors, will be contained in the Registration Statement for the business combination when available.

No Offer or Solicitation

This communication does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase, any securities of TradeStation, Quantum FinTech, the combined company or any of their respective affiliates. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be effected. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the business combination or the accuracy or adequacy of this communication.

Contacts

Investors:

ir@tradestation.com

Media:

Madison Roberts

281-684-9857

madison.roberts@fleishman.com